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                                                                    Exhibit 10.6




              EAGLE INDUSTRIES, INC. EMPLOYEE STOCK INCENTIVE PLAN


1. Purpose and Effective Date. Eagle Industries, Inc. (the "Company" has established this Employee Stock Incentive Plan (the "Plan") to facilitate the hiring, retention and continued motivation of key employees and consultants and to align more closely their interests with those of the Company and its stockholders. The effective date of the Plan shall be December 1, 1994.

2. Administration. The Plan shall be administered by the Compensation Committee of the Company's Board of Directors or such other Board committee as the Board may designate, provided that any committee administering the Plan shall be comprised of directors who are both "disinterested" as provided by the regulations of the Securities and Exchange Commission and "outside" as provided by the regulation of the Internal Revenue Service under the provisions of the Omnibus Budget Reconciliation Act of 1993 limiting the deductibility of executive compensation under Section 162(m) of the U.S. Internal Revenue Code (the "Committee"). The Committee may delegate all or any portion of its powers and responsibilities under the Plan to one or more officers or directors of the Company to the extent that such powers and responsibilities relate to participation in the Plan by persons who are not subject to Section 16(b) of the Securities Exchange Act of 1935 (the "Exchange Act"). The Committee has the authority and responsibility for the interpretation, administration and application of the provisions of the Plan, and the Committee's interpretations of the Plan and all actions taken by it and determinations made by it shall be binding on all persons. No Board or Committee member shall be liable for any determination, decision or action made in good faith with respect to the Plan.

3. Shares Subject to Plan. The shares of Common Stock ("Shares"), par value 1 cent per share, which may be issued pursuant to the Plan shall be 300,000 shares upon the increase of the outstanding shares from 1,000 to 1,860,000 shares by splitting each of the currently outstanding shares into 1,860 shares. The Shares may be authorized but unissued Shares or Shares reacquired by the Company and held in its treasury. Grants of incentive awards under the Plan will reduce the number of Shares available thereunder by the maximum number of Shares obtainable under such grants. If all or any portion of the Shares otherwise subject to any grant under the Plan are not delivered for any reason including, but not limited to, the cancellation, expiration or termination of any option right or unit, the settlement of any award in cash, the forfeiture of any restricted stock, or the repurchase of any Shares by the Company for the cost of the employee's investment in the Shares, such number of Shares shall be available again for issuance under the Plan. The number of Shares covered by or specified in the Plan, will be adjusted proportionately for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or payment of stock dividends on the Common Stock or any other increase or decrease in the number of issued Shares made without receipt of consideration by the Company, in each case other than the increase to 1,860,000 shares described above.

4. Eligibility. All key employees and active consultants of the Company and its subsidiaries and its parents are eligible to be selected to receive a grant under the Plan by the Committee. The Committee may condition eligibility under the Plan or participation under the Plan and any grant or exercise of an incentive award under the Plan to such conditions, limitations or restrictions as the Company determines to be appropriate for any reason. No person may be granted in any period of two consecutive calendar years, awards covering more than 150,000 Shares. No person may be granted an award which together with awards under the Plan previously granted to such person, to the extent such awards have not terminated without the receipt thereunder of any Shares or cash in lieu thereof, cover more than 150,000 Shares.

5. Incentive Awards. The Committee may grant incentive awards to eligible employees in the form of stock options (including incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code), stock grants, restricted stock, stock appreciation rights, performance shares and units and dividend equivalent rights, and shall establish the number of Shares subject to each such grant and the terms thereof, including any adjustments for reorganizations and dividends, subject to the following:

         A) All awards granted under the Plan shall be evidenced by agreements or grants in such form and containing such terms and conditions not inconsistent with the Plan as the Committee shall prescribe.

         B)      Any grant under the Plan to an employee who is subject to
                 Section 16(b) of the Exchange Act shall not be transferable other than by will or the laws of descent and distribution and during the employee's lifetime shall be exercisable only by him or by his guardian or legal representative.

         C) The exercise price of any option or stock appreciation right shall not be less than the fair market value of a corresponding number of Shares as of the date of grant, except that such minimum option price may be reduced (but not below par value) in the case of options granted in consideration of a reduction in compensation by the amount of such reduction.

         D) The aggregate fair market value (determined as of the date of grant) of Shares for which a participant may first exercise incentive stock options granted under this Plan and all other stock option plans of the Company and its subsidiaries in any calendar year shall not exceed $100,000 or such other amount or limitation as may be provided from time to time by the Code. The extent that the aggregate fair market value with respect to which incentive stock options would otherwise be exercisable for the first time by an individual in any calendar year under such plans exceeds $100,000, taking options into account in the order in which they were granted, such options shall be treated as options which are not incentive stock options.

6. Amendment of the Plan. The Board of Directors or the Committee may from time to time suspend, terminate, revise or amend the Plan or the terms of any grant in any respect whatsoever, provided that, without the approval of the stockholders of the Company, no such revision or amendment may increase the number of Shares subject to the Plan, expand those eligible for grants under the Plan or change the qualification for membership on the Committee, and provided, further, that no suspension, discontinuation, revision or amendment may adversely affect any grant theretofore made without the consent of the grantee, unless necessary to comply with applicable law.

         Adopted as of the 30th day of November 1994 by the Directors and Stockholder of Eagle Industries, Inc.
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EAGLE INDUSTRIES, INC.

STOCK OPTION TERMS



1.       DEFINITIONS

         A) "Agreement" shall mean a stock option grant made subject to these Terms.

         B) "Board" shall mean the Board of Directors of the Corporation, as constituted from time to time, or any committee of that board authorized to act on matters relating to stock options.

         C) "Code" shall mean the Internal Revenue Code of 1954, as amended.

         D) "Corporation" shall mean Eagle Industries, Inc. a Delaware corporation.

         E) "Date of Grant" shall mean the date as of which an Agreement is effective as stated in the Agreement.

         F) "Employee" shall mean an individual who is an employee (within the meaning of Section 3401 (c) of the Code and the regulations thereunder) of the Corporation or of a Subsidiary or of a Parent or an individual who is an active consultant to the Corporation.

         G) "Employment Termination" shall mean the termination of the Optionee's status as an Employee for any reason.

         H) "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified in the Agreement.

         I) "Nonstatutory Stock Option" shall mean an option not described in Sections 422(b), 422A(b), 423(b), or 424(b) of the Code.

         J) "Option" shall mean a Nonstatutory Stock Option granted pursuant to an Agreement.

         K) "Option Period" shall mean the term of an Option, as specified in an Agreement.

         L) "Parent" shall mean any corporation which owns at least fifty percent (50%) of the total combined voting power of all classes of stock in the Corporation or in another Parent.

         M) "Partial Exercise" shall mean an exercise with respect to less than all of the remaining Shares exercisable pursuant to an Option.

         N)      "Terms" shall mean these Eagle Industries, Inc. Stock Option
                 Terms.
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         O)      "Purchase Price" shall mean the Exercise Price multiplied by the number of Shares with respect to which an Option is exercised.

         P) "Securities Act" shall mean the Securities Act of 1933, as amended.

         Q) "Share" shall mean one (1) share of Stock as adjusted in accordance with Paragraph 4 of these Terms (if applicable).

         R) "Stock" shall mean one the Common Stock of the Corporation or in lieu thereof, stock described in Paragraph 16 if such stock is designated pursuant to the provisions of Paragraph 16 to be the "Stock."

         S) "Subsidiary" shall mean any corporation, if the Corporation and/or one or more other Subsidiaries own at least fifty percent (50%) of the total combined voting power of all classes of outstanding stock in such corporation.

2.      RIGHT TO EXERCISE

        Subject to the conditions set forth below and the exceptions set forth in Paragraphs 3 and 4 of these Terms, an Option shall become exercisable as specified in the Agreement. No partial Exercise of an Option may be made for a number of Shares having an aggregate value of less than $2500.

3.      TERM OF OPTION

        An option shall expire on the date specified in the Agreement. In addition, an Option shall expire upon the termination of the Optionee's service as an Employee, if such termination occurs first, subject to the following provisions:

         A) If the Employment Termination is caused by the Optionee's death, then the Option (to the extent not previously exercised) may be exercised within twelve (12) months after the Optionee's death by the Optionee's executors or administrators or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance ("Optionee's Representative"), but only to the extent that the Option was exercisable under Paragraph 2 of these Terms on date of death.
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B)       If Employment Termination is caused by any reason other than death or for cause, then the Option (to the extent not previously exercised) may be exercised within a period of seven months after the termination, or if the Employment termination is for cause, then the Option shall terminate on the date of such Employment Termination, but in each case only to the extent that the option was exercisable under Paragraph 2 of these Terms on the date of the termination. If the Optionee dies within such period, the Option (to the extent not previously exercised) may be exercised within twelve (12) months after the Optionee's death by the Optionee's Representative, but only to the extent that the option was exercisable under Paragraph 2 of these Terms on the date of the termination.

Any other provision of an Agreement or these Terms to the contrary notwithstanding, an Option shall not be exercisable after the expiration date set forth in the Agreement.

For purposes of this Paragraph 3, the Employee relationship shall be deemed to continue while the Optionee is acting as a consultant, or is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Board).

4.       SHARES AND ADJUSTMENT

         All of the provisions of this Paragraph 4 are subject to, and are overridden by the provisions of Paragraph 16 of these Terms.

The Exercise Price in effect at any time and the number and kind of securities purchasable upon exercise of an Option shall be subject to adjustment from time to time upon the happening of certain events, as follows:

A) In case the Corporation shall (i) pay a dividend in Shares of Stock or make a distribution in Shares of Stock to its Stockholders, (ii) subdivide its outstanding Shares of Stock, (iii) combine its outstanding Shares of Stock into a smaller number of Shares of Stock or (iv) issue by reclassification of its Shares of Stock other securities of the Corporation (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation), the number of Shares purchasable upon exercise of an Option immediately prior thereto shall be adjusted so that the Optionee shall be entitled to receive the kind and number of Shares or other securities of the Corporation which the Optionee would have owned or have been entitled to receive after the happening of any of the events described above, had the Option been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this Paragraph
         (a) shall become effective immediately after the effective date of such event retroactive to immediately after the record date, if any, for such event.

B) In case the Corporation shall issue rights, options, or warrants to all holders of its Shares of Stock, without any charge to such holders, entitling them (for a period expiring within 45 days after the record date mentioned below in this Paragraph (b) to subscribe for or purchase Shares of Stock at a price per share which is lower at the record date mentioned below than the then Current Market Price per Share of Stock (as defined in Paragraph (d) below), the number of Shares thereafter purchasable upon the exercise of an Option shall be determined by multiplying the number of Shares theretofore purchasable by a fraction, of which the numerator shall be the number of Shares of Stock outstanding on such record date plus the number of additional Shares of Stock offered for subscription or purchase, and of which the denominator shall be the number of Shares of Stock outstanding on such record date plus the number of shares which the aggregate offering price of the total number of Shares of Stock so offered would purchase at the then Current Market Price per Share of Stock. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective retroactively immediately after the record date for the determination of shareholders entitled to receive such rights, options or warrants.

C) In case the Corporation shall distribute to all holders of Shares of Stock (i) shares of stock other than Stock, (ii) evidences of its indebtedness, (iii) assets or cash (excluding ordinary cash dividends payable out of consolidated earnings or retained earnings and dividends or distributions referred to in Paragraph (a) above), or
         (iv) rights, options or warrants or convertible or exchangeable securities containing the right to subscribe for or purchase Shares of Stock (excluding those referred to in Paragraph (b) above), then in each case the number of Shares thereafter purchasable upon the exercise of an Option shall be determined by multiplying the number of Shares theretofore purchasable upon the exercise of the Option, by a fraction, the numerator of which shall be the Current Market Price per Share of Stock on the record date mentioned below in this Paragraph
         (c), and the denominator of which shall be the Current Market Price per Share of Stock on such record date, less the then fair value of the portion of the shares of stock other than Stock or assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities applicable to one Share of Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to immediately after the record date for the determination of shareholders entitled to receive such distribution.

D) For the purpose of any computation under Paragraphs (b) and (c) above, the Current Market Price per Share of Stock at any date shall be the average of the daily closing prices for 15 consecutive trading days commencing 20 trading days before the date of such computation. The closing price for each day shall be the last reported sale price or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices for such day, in either case on the principal national securities exchange on which the Shares are listed or admitted to trading, or if they are not listed or admitted to trading on any national securities exchange, but are traded in the over-the-counter market, the closing sale price of the Stock, or in case no sale is publicly reported, the average of the representative closing bid and asked quotations for the Stock on NASDAQ or any comparable system, or if the Stock is not listed on NASDAQ or any comparable system, the closing sale price of the Stock, or in case no sale is publicly reported, the average of the closing bid and asked prices as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time by the Corporation for that purpose, or if there is no public market for the Stock, the fair market value of the Stock as determined by the Committee or, if the determination of the Committee is rejected by the Optionee or by the Optionee's Representative by written notice delivered to the Committee within seven days of being notified of the Committee's determination, by Duff & Phelps Financial Consulting Company or another independent appraisal firm selected by the Committee.

E) No adjustment in the number of Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least 1% in the number of

         Shares purchasable upon the exercise of an Option; provided, however, that any adjustments which by reason of this Paragraph (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment, but not later than three years after the happening of the specified event or events. All calculations shall be made to the nearest one thousandth of a share. Anything in these provisions to the contrary notwithstanding, the Corporation shall be entitled, but shall not be required to made such changes in the number of Shares purchasable upon the exercise of an Option, in addition to those required by this Paragraph 4, as it in its discretion shall determine to be advisable in order that any dividend or distribution in Shares of Stock, issuance of rights, warrants or options to purchase Stock, or distribution of shares of stock other than Stock, evidences of indebtedness or assets or cash (other than ordinary cash dividends out of consolidated earnings or retained earnings) or convertible or exchangeable securities hereafter made by the Corporation to the holders of Stock shall not result in any tax to the holders of Stock or securities convertible into Stock.

F) Whenever the number of Shares purchasable upon the exercise of an Option is adjusted, as herein provided, the Exercise Price payable upon exercise of the Option shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of the Option immediately prior to such adjustment, and of which the denominator shall be the number of Shares so purchasable immediately thereafter.

G) In the event that at any time, as a result of any adjustment made pursuant to Paragraph (a) above, the Optionee shall become entitled to purchase any shares of capital stock of the Corporation other than Shares of Stock, thereafter the number of such other shares so purchasable upon exercise of this Option and the Exercise Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in Paragraphs (a) through (f) inclusive, above, and Paragraphs (h) through (k), inclusive, below, and the provisions of these Terms with respect to Shares shall apply on like terms to such other shares.

H) Upon the expiration of any rights, options, warrants or conversion or exchange privileges, if any thereof shall not have been exercised, the Exercise Price and the number of shares of Stock purchasable upon the exercise of an Option shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it been originally adjusted (or had the original adjustment not been required , as the case may be) as if (x) the only Shares of Stock so issued were the Shares of Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and
         (y) such Shares of Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise plus the aggregate consideration, if any, actually received by the Corporation for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided, however, that no such readjustment shall have the effect of increasing the Exercise Price by an amount in excess of the amount of adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.

I) Whenever the number of Shares purchasable upon the exercise of an Option or the Exercise Price of an Option is adjusted, as herein provided, the Corporation shall promptly mail by first class mail, postage prepaid, to the Optionee notice of such adjustment or adjustments. The Corporation may retain a firm of independent public accountants (who may be the regular accountants employed by the Corporation) to make any computation required by these provisions and shall cause such accountants to prepare a certificate setting forth the number of Shares purchasable upon the exercise of the Option and the Exercise Price of such Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate shall be conclusive of the correctness of such adjustment and the Optionee shall have the right to inspect such certificate during reasonable business hours.

J) Except as provided in these provisions, no adjustment in respect of any dividends shall be made during the term of an Option or upon the exercise of an Option.

K) In case of any consolidation of the Corporation with or merger of the Corporation with or into another corporation or in case of any sale or conveyance to another corporation of the property of the Corporation as an entirety or substantially as an entirety, the Corporation or such successor or purchasing corporation (or an affiliate of such successor or purchasing corporation) as the case may be, agrees that the Optionee shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of an Option the kind and amount of shares and other securities and property (including cash) which the Optionee would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had the option been exercised immediately prior to such action. The provisions of this Paragraph (k) shall similarly apply to successive consolidations, mergers, sales or conveyances.

5.       EXERCISE OF OPTION

         The Optionee or the Optionee's Representative may exercise an Option by giving written notice to the Secretary of the Corporation. The notice shall specify the election to exercise the Option, the number of Shares for which it is being exercised and the form of payment.
         The notice shall be signed by the person or persons exercising the option. In the event that the Option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof satisfactory to the Corporation of the representative's right to exercise the Option. The Optionee or the Optionee's Representative shall deliver to the Secretary of the Corporation, at the time of giving the notice, payment in the form which conforms to the applicable subparagraph of Paragraph 15 of these Terms for the full amount of the Purchase Price.

         The Corporation shall thereafter cause to be issued a certificate or certificates for the Shares as to which an Option has been exercised, registered in the name of the person exercising the Option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship).

6.       WITHHOLDING TAXES

         In the event that the Corporation determines that it is required to withhold Federal, state or local tax as a result of the exercise of an Option, the Optionee, as a condition to the exercise of the Option, shall make arrangements satisfactory to the Corporation to enable it to satisfy such withholding requirements. The Optionee shall also make arrangements satisfactory to the Corporation to enable it to satisfy any withholding requirements that may arise in connection with the disposition of Shares purchased by exercising an Option.

7.       RIGHTS AS A SHAREHOLDER

         Neither the Optionee nor the Optionee's Representative shall have any rights as a shareholder with respect to any shares subject to an Option until the Option has been properly exercised and the Shares subject to the Option have been issued in the name of the Optionee or the Optionee's Representative.

8.       LEGALITY OF ISSUANCE

         No Shares shall be issued upon the exercise of an Option unless and until the Corporation has determined that:

         a) It and the Optionee have taken all actions required to register the Shares under the Securities Act or to perfect an exemption from the registration requirements thereof;

         b) Any applicable listing requirement of any stock exchange on which stock is listed has been satisfied; and

         c) Any other applicable provision of state or Federal law has been satisfied.

9.       RESTRICTIONS ON TRANSFER OF SHARES

         Regardless of whether the offering and sale of Shares have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law.

         In the event that the sale of Shares is not registered under the Securities Act but an exemption is available which requires an investment representation or other representation, the Optionee shall represent and agree that the Shares to be acquired pursuant to the exercise of an Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Corporation and its counsel.

         Stock certificates evidencing Shares acquired under an Agreement in an unregistered transaction shall bear the following restrictive legend (and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law):

                 "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ('ACT'). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO

                 SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

         Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Paragraph 9 shall be conclusive and binding on the Optionee and all other person.

10.      REGISTRATION OF SECURITIES

         The Corporation may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the sale of Shares acquired under an Agreement to comply with any law.

11.      REMOVAL OF LEGENDS

         If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing Shares sold under an Agreement is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

12.      NO TRANSFER OR ASSIGNMENT OF OPTION

         Except as otherwise provided in Paragraph 3(a) of these Terms, an Option and the rights and privileges conferred thereby shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of an Option, or of any right or privilege conferred hereby, contrary to the provisions hereof, or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, the Option and the rights and privileges conferred hereby shall immediately become null and void.

13.      NO EMPLOYMENT RIGHTS

         Nothing in these Terms or an Agreement shall be construed as giving the Optionee the right to be retained as an Employee or as impairing the right of the Corporation to terminate his or her service at any time, with or without cause.

14.      DESIGNATION OF OPTION

         All Options shall be Nonstatutory Stock Options.

15.      PAYMENT FOR STOCK

         a)      Payment in Cash

                 The entire Purchase Price may be paid in U.S. dollars.

         B)      Surrender of Stock

                 All or part of the Purchase Price may be paid by the surrender of Shares in good form for transfer. Such Shares must have been owned by the Optionee or the Optionee's Representative for six (6) months or more and must have a value [as determined pursuant to Paragraph 4(d)] on the date of exercise of an Option which, together with any amount paid in a form other than Shares, is equal to the Purchase Price.

16.      CERTAIN ADJUSTMENTS

         It is understood and agreed that before any Stock is purchased pursuant to an Option, that the number of outstanding Shares will be increased to 1,860,000 by splitting each of the currently outstanding shares into 1,860 shares and that no adjustment shall be made to an Option because of such occurrence.

         The Board may designate as the Stock subject to an Option, the common stock of a parent of the Corporation or a tracking stock (using the USX stocks as a model) of a Parent of the Corporation which will have terms, reasonably satisfactory to the tax counsel for the Corporation which cause such stock to track the value of the common stock of the Corporation. In either event, such Parent shall be substituted for the Corporation and shall thereafter be the Corporation in these Terms, and appropriate adjustments shall be made in the number of Shares covered by an Option and in the exercise price thereof to continue in the opinion of the Committee, the same economic value.

17.      CHANGES AND INTERPRETATION

         These Terms and an Agreement may be modified only in writing authorized by the Committee and by either the Optionee to whom the modification is being applied or by holders of a majority of options to purchase Stock issued to Employees by the Corporation. Notwithstanding the foregoing, the Committee shall have the authority to interpret and administer the provisions of these Terms and such actions by the Committee shall be final and binding.

IN WITNESS WHEREOF, the Corporation has caused these Terms to be executed on its behalf by its officer duly authorized to act on behalf of the Corporation as of this 1st day of December, 1994.



Eagle Industries, Inc.



By: /s/ Gus J. Athas
   ---------------------------------
       Gus J. Athas

Title: Senior Vice-President
      ------------------------------

                         OPTIONEE/STOCKHOLDER AGREEMENT



     In consideration of the granting of stock options and other good and valuable consideration, the parties hereby agree as follows:

     1. All terms used in this Agreement shall have the same meaning as the terms in the Eagle Industries, Inc. Stock Option Terms.

     2. This Agreement shall apply to all Stock acquired pursuant to Options granted at any time to an Optionee who is a party to this Agreement at any time.

     3. Upon the written request of an Optionee or the Optionee's Representative to the Secretary of the Corporation to register under the Securities Act all Shares which had been held by the Optionee or Optionee's Representative for more than six months at the time of such request, the Corporation shall use its best efforts to cause such Shares to be so registered as soon as reasonably practicable so as to permit promptly the sale thereof. The party requesting the registration shall provide all information as may be in the party's control and take all such action as may be reasonably required to permit the Corporation to comply with applicable requirements for such registration. Notwithstanding the foregoing, the Corporation (i) shall not be obligated to file more than one registration statement during any four-month period, (ii) shall not be obligated to cause any special audit to be undertaken in connection with any such registration and (iii) shall be entitled to postpone for a reasonable period of time, but not in excess of 60 days, the filing of any registration statement otherwise required to be prepared and filed by the Corporation if (A) the Corporation determines that the registration and distribution of the Shares would interfere with any pending or imminent financing, acquisition, corporate reorganization or other transaction involving the Corporation or any of its affiliates or (B) the Corporation determines that it is precluded, either due to circumstances beyond its control or because it is unable or unwilling for valid corporate purposes to make any disclosure which would be required to be made therein, from filing any such registration statement.

     4. In lieu of complying with Paragraph 3, the Corporation may purchase the Shares for which registration is requested at their Fair Market Value. "Fair Market Value" shall be the value per Share as determined in accordance with Paragraph 4(d) of the Eagle Industries, Inc. Stock Option Terms. Fair Market Value shall be determined quarterly as of the end of each calendar quarter. The Fair Market Value used for any purchase shall be the latest such determination available at the time of the purchase. THE DETERMINATION PURSUANT TO THESE PROVISIONS SHALL BE FINAL AND BINDING ON BOTH THE COMPANY AND THE OPTIONEE AND THE OPTIONEE'S REPRESENTATIVE.

     5. In the event of an Employment Termination for any reason (including death), Shares purchased by the Optionee or the Optionee's Representative prior or subsequent thereto may be purchased by the Corporation at its election pursuant to the provisions of Paragraph 4 of this Agreement as if the Optionee or Optionee's Representative had requested the registration under Paragraph 4 as of the date of the Corporation's election to purchase such Shares. The Corporation may elect to purchase such Shares not more than 10 days after being notified of the Employment Termination.

     6. Before selling any Shares, the Optionee or the Optionee's Representative will first notify the Secretary of the Corporation in writing of the identity of the proposed purchaser and the proposed purchase terms. The Corporation by written notice to the Optionee within 10 days of its receipt of such notification from the Optionee or the Optionee's Representative may purchase such Shares, at the election of the Corporation, on the proposed terms or pursuant to the provisions of Paragraph 4 of this Agreement as if the Optionee or the Optionee's Representative had requested registration of the Shares under Paragraph 4 as of the date of such notification by the Company.

     7. As long as there is no public market for the Shares, upon the request of an Optionee or the Optionee's Representative and simultaneous with the exercise of an Option, the Corporation will loan the Optionee or the Optionee's Representative, an amount sufficient to exercise the Option and to pay the taxes and witholding for taxes triggered by the exercise when and as required. The loan shall be secured in a manner reasonably satisfactory to the Corporation by any Shares held by the Optionee or the Optionee's Representative and any amounts due the Optionee or the Optionee's Representative under this Agreement or otherwise owed to the Optionee or the Optionee's Representative by the Corporation. The maximum period of the loan shall be 12 months and the interest rate for the loan shall be the higher of the lowest commercial rate then available or the applicable federal rate specified by Section 1274(d) of the Code.

     8. No rights under this Agreement shall accrue to or be exercisable to anyone other than the parties to this Agreement, the Optionee's Representative, the Corporation and any successor of the Corporation.

     9. This Agreement may be modified only in writing authorized by the Committee and by either the Optionee or Optionee's Representative or Stockholder to whom the modification is being applied or by holders of a majority of options to purchase Stock issued to Employees by the Corporation and Shares issued pursuant to such Options. Notwithstanding the foregoing, the Committee shall have the authority to interpret and administer the provisions of this Agreement and such actions by the Committee shall be final and binding.




     10. This Agreement may be executed in counterparts and its validity shall not be affected by the failure of any Optionee or Stockholder to execute this Agreement.

Dated this 1st day of December, 1994

EAGLE INDUSTRIES, INC.                         OPTIONEE:



By: ______________________                     ______________________

Its:_______________________                    _______________________
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